PREPAID EXPENSES AND OTHER CURRENT ASSETS (Tables)	6 Months Ended
Jun. 30, 2024
Prepaid Expenses And Other Current Assets
SCHEDULE OF PREPAID EXPENSE AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consist of:

	June 30,	December 31,
	2024	2023
	(in thousands)
Value-added tax receivable	$800	$1,547
Prepaid income taxes	2,524	3,165
Advances to suppliers	3,542	3,696
Prepaid expenses	951	643
Insurance recoveries	-	4,984
Other current assets	875	1,619
Total	$8,692	$15,654